UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2019

FMC GlobalSat Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-224906	82-2691035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 SE 14th Avenue Fort Lauderdale, FL 33316 (Address of principal executive offices) (zip code) 954-678-0697
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 8, 2019, the Board of Directors (the “Board”) of FMC GlobalSat Holdings, Inc., a Delaware corporation (the “Company”) appointed David Montanaro to serve as a director of the Company.

Mr. Montanaro, 73, has been the founder and Chief Executive Officer of Strategic Advisory Associates, which provides advisory and consulting services for growth companies, since 2009.  Mr. Montanaro is a founding member of the Seed Capital Fund of Central New York, LLC.  Most recently, from 2012-2016, he was Chief Executive Officer and Chairman of the Board of Directors of IQMax, Inc., and from 2010-2015, was a director of CloudSmartz/IPLogic, Inc. Mr. Montanaro has deep expertise in several technologies that are directly related to the Company. Among these include IoT, mobile communications, and data networking. Mr. Montanaro also has significant experience in business development, sales, and management. He has spent more than 35 years in executive management, which include serving as Chairman and Chief Executive Officer of NEC eLuminant Technologies, a market-leading optical networking company. Mr. Montanaro is an executive advisor, mentor and business judge for the Genius New York Drone/UAS program. Mr. Montanaro is qualified to serve as a member of our board of directors due to this experience as a business executive, a director of companies (both public and private) and his specific experience in the telecommunications industry.

There is no arrangement or understanding between Mr. Montanaro and any other person pursuant to which he was appointed as a director of the Company. There is no family relationship between Mr. Montanaro and any director or executive officer of the Company and Mr. Montanaro is not a party to a related party transaction within the meaning of Item 404(a) of Regulation S-K.

Additionally, on April 8, 2019, the Board appointed Emmanuel Cotrel, the Company’s current Chief Executive Officer, to serve as the Company’s Principal Financial Officer and Principal Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FMC GLOBALSAT HOLDINGS, INC.

Dated: April 12, 2019	/s/ Emmanuel Cotrel
Emmanuel Cotrel
Chief Executive Officer

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